UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2021

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park,Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Abbott held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2021.

At the Annual Meeting, Abbott’s shareholders approved and adopted amendments (the “Amendments”) to Abbott’s Articles of Incorporation (the “Articles”) to replace and supersede certain supermajority voting standards set forth in the Illinois Business Corporation Act with majority voting standards. The Amendments (i) implement a majority voting standard for amendments to the Articles and effect other ministerial changes, and (ii) implement a majority voting standard for certain extraordinary transactions. The Amended and Restated Articles of Incorporation were previously approved by the Board of Directors of Abbott, subject to shareholder approval of the Amendments at the Annual Meeting.

The Amended and Restated Articles of Incorporation were filed with the Secretary of State of the State of Illinois and became effective on April 23, 2021.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

(1)	The shareholders elected Abbott’s entire Board of Directors. The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number of shares withheld, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Alpern, M.D.	1,323,892,066	34,781,249	195,982,974
Roxanne S. Austin	1,271,469,248	87,204,067	195,982,974
Sally E. Blount, Ph.D.	1,346,500,433	12,172,882	195,982,974
Robert B. Ford	1,338,592,002	20,081,313	195,982,974
Michelle A. Kumbier	1,344,544,346	14,128,969	195,982,974
Darren W. McDew	1,351,478,756	7,194,559	195,982,974
Nancy McKinstry	1,061,175,115	297,498,200	195,982,974
William A. Osborn	1,176,459,703	182,213,612	195,982,974
Michael F. Roman	1,347,051,270	11,622,045	195,982,974
Daniel J. Starks	1,327,952,043	30,721,272	195,982,974
John G. Stratton	1,352,811,434	5,861,881	195,982,974
Glenn F. Tilton	1,284,246,376	74,426,939	195,982,974
Miles D. White	1,228,100,777	130,572,538	195,982,974

(2)	The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,541,737,211	10,066,438	2,852,640	0

(3)	The shareholders approved the compensation of Abbott’s named executive officers listed in the proxy statement for the 2021 annual meeting, with 91.86 percent of the votes cast voting “For” the proposal. The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,248,101,668	103,385,289	7,186,358	195,982,974

(4)	The shareholders approved and adopted amendments to Abbott’s Articles to:

(a)	Implement a majority voting standard for amendments to the Articles and to effect other ministerial changes, with 75.57 percent of the vote of the outstanding Abbott common shares voting “For” the proposal. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,342,804,557	11,542,224	4,326,534	195,982,974

(b)	Implement a majority voting standard for certain extraordinary transactions, with 75.54 percent of the vote of the outstanding Abbott common shares voting “For” the proposal. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,342,254,886	11,815,145	4,603,284	195,982,974

(5)	The shareholders rejected a shareholder proposal that Abbott’s Board of Directors prepare a report, to be updated annually, disclosing Abbott’s lobbying policies, procedures, and expenditures, with 34.00 percent of the votes cast voting “For” the proposal. The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
462,004,426	889,602,973	7,065,916	195,982,974

(6)	The shareholders rejected a shareholder proposal requesting that Abbott prepare a report disclosing Abbott’s plan to promote racial justice, with 38.38 percent of the votes cast voting “For” the proposal. The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
521,546,528	821,001,666	16,125,121	195,982,974

(7)	The shareholders rejected a shareholder proposal requesting that Abbott’s Board of Directors adopt a policy that the Board Chairman be an independent director, with 33.69 percent of the votes cast voting “For” the proposal. The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
457,818,953	895,850,310	5,004,052	195,982,974

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Abbott Laboratories.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 26, 2021	By:	/s/ Robert E. Funck, Jr.
Robert E. Funck, Jr.
Executive Vice President, Finance and Chief Financial Officer